Morgan Stanley Institutional Fund Trust

Liquid Assets Prime Portfolio

Summary Prospectus   |   January 28, 2020

Share Class and Ticker Symbols
Wealth Class	Advisory Class	Class A
MAJXX	MAHXX	MAEXX

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and the most recent Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), online at www.morganstanley.com/im/MSIFTLiquidAssetsPrimePortfolio. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s Prospectus and SAI, both dated January 28, 2020 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s Shareholder Reports will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund’s website, https://www.morganstanley.com/im/
moneymarketfundsshareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Investment Objective

The Liquid Assets Prime Portfolio (the “Fund”) seeks preservation of capital, daily liquidity and maximum current income.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not charge any sales loads or other fees when you purchase or redeem shares.

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary

Liquid Assets Prime Portfolio (Con’t)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Wealth Class	Advisory Class	Class A
Advisory Fee	0.15%	0.15%	0.15%
Shareholder Service or 12b-1 Fee	None	None	0.25%
Other Expenses[1]	0.69%	0.69%	0.69%
Total Annual Fund Operating Expenses[2]	0.84%	0.84%	1.09%
Fee Waiver and/or Expense Reimbursement[2]	0.61%	0.61%	0.61%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.23%	0.23%	0.48%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years
Wealth Class	$ 24	$ 207
Advisory Class	$ 24	$ 207
Class A	$ 49	$ 286

If You HELD Your Shares
	1 Year	3 Years
Wealth Class	$ 24	$ 207
Advisory Class	$ 24	$ 207
Class A	$ 49	$ 286
1	Other Expenses have been estimated for the current fiscal year.
2	The Fund’s “Adviser” and “Administrator,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.23% for Wealth Class, 0.23% for Advisory Class and 0.48% for Class A. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Trustees of Morgan Stanley Institutional Fund Trust (the “Trust”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Principal Investment Strategies

The Fund invests in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial corporations and U.S. non-financial corporations. The Fund also invests in obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Fund’s money market investments may include commercial paper, corporate debt obligations, debt obligations (including certificates of deposit and promissory notes) of U.S. banks or foreign banks, or of U.S. branches or subsidiaries of foreign banks, or foreign branches of U.S. banks (such as Yankee obligations), certificates of deposit of savings banks and savings and loan organizations, asset-backed securities, repurchase agreements and municipal obligations.

The Fund may also invest in U.S. dollar-denominated foreign securities and money market instruments.

Under normal circumstances, the Fund intends to maintain a maximum weighted average maturity of 60 days and a maximum weighted average life of 120 days.

The Adviser seeks to maintain the Fund’s share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

The Fund operates as a “retail money market fund,” as such term is defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (“Rule 2a-7” under the “1940 Act”). A “retail money market fund” is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As a “retail money market fund,” the Fund may value its securities using the amortized cost method as permitted by Rule 2a-7 to maintain a stable net asset value per share (“NAV”) of $1.00. Like other retail money market funds, the Fund is subject to the possible imposition of liquidity fees and/or redemption gates.

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary

Liquid Assets Prime Portfolio (Con’t)

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The principal risks of investing in the Fund include:

•	Credit and Interest Rate Risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. The Fund may face a heightened level of interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises rates. A rising interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions and extended durations (i.e., extension risk).

•	Bank Obligations. The activities of U.S. and most foreign banks are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. In addition, banks may be particularly susceptible to certain economic factors.

•	Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises rates.

•	U.S. Government Securities. The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Asset-Backed Securities. Asset-backed securities involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk and extension risk, which may vary depending on the type of asset.

•	Repurchase Agreements. Repurchase agreements are subject to risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Fund’s right to control the collateral and result in certain costs and delays. Repurchase agreements may involve a greater degree of credit risk than investments in U.S. government securities.

•	Foreign Money Market Securities. Investing in money market securities of foreign issuers involves some additional risks, including the possibility of adverse political, economic or other developments affecting the issuers of these securities.

•	Municipal Obligations. To the extent the Fund invests in municipal obligations issued by state and local governments and their agencies, the Fund may be susceptible to political, economic, regulatory or other factors affecting issuers of these municipal obligations. To the extent that the Fund invests in municipal obligations of issuers in the same economic sector, it could be more sensitive to economic, business or political developments that affect such sector.

Performance Information

As of the date hereof, the Fund has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Fund, this section will include charts that provide some indication of the risks of an investment in the Fund, by showing the difference in annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. Performance information for the Fund is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary

Liquid Assets Prime Portfolio (Con’t)

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Purchase and Sale of Fund Shares

Investments in the Fund are limited to shareholder accounts beneficially owned by natural persons.

The minimum initial investment generally is $1 million for Advisory Class shares, $1 million for Wealth Class shares and $1,000 for Class A shares of the Fund. The minimum initial investment requirements may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business (except when the following federal holidays are observed: Columbus Day and Veterans Day) directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-888-378-1630) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

© 2020 Morgan Stanley.

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